                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                                SYNTELLECT INC.
                                      FOR

                             US$0.72 NET PER SHARE
                                       TO

                           ARIZONA ACQUISITION CORP.,
                          A WHOLLY OWNED SUBSIDIARY OF

                            ENGHOUSE SYSTEMS LIMITED

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON WEDNESDAY, DECEMBER 11, 2002, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    Computershare Trust Company of New York

           By Mail:               By Facsimile Transmission:    By Hand or Overnight Courier:
     Wall Street Station          (For Eligible Institutions          Wall Street Plaza
        P.O. Box 1010                       Only)                88 Pine Street, 19(th) Floor
     New York, 10268-1010               (212) 701-7636                New York, NY 10005
                                 For Confirmation Telephone:
                                        (800) 245-7630
                                   (For Confirmation Only)

                                    --------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE FIRPTA AFFIDAVIT AND SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED
              HOLDER(S)
 (PLEASE FILL IN EXACTLY AS NAME(S)                     SHARE CERTIFICATE(S) TENDERED
    APPEAR(S) ON CERTIFICATE(S))            (PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------------------
                                                                                      TOTAL NUMBER
                                           CERTIFICATE                                  OF SHARES
                                          NUMBER(S)(1)                                 TENDERED(2)
                                                                TOTAL NUMBER
                                                                  OF SHARES
                                                               REPRESENTED BY
                                                              CERTIFICATE(S)(1)
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------

                                      -----------------------------------------------------------------
                                       TOTAL SHARES TENDERED.....................
-------------------------------------------------------------------------------------------------------
 (1) Need not be completed by stockholders tendering by book-entry transfer.
 (2) Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
  [ ]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION 11.
-------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used by stockholders of Syntellect Inc. ("Syntellect") if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 (Procedures for Accepting the Offer and Tendering Shares) of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 (Acceptance for Payment and Payment for Shares) of the Offer to Purchase and pursuant to the procedures set forth in Section 3 (Procedures for Accepting the Offer and Tendering Shares) thereof).

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 (Terms of the Offer) of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 (Procedures for Accepting the Offer and Tendering Shares) of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                TENDER OF SHARES

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of tendering institution:

    Account number:

    Transaction code number:

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of registered holder(s):

    Date of execution of Notice of Guaranteed Delivery:

    Name of Eligible Institution that guaranteed delivery:

By executing and delivering this Letter of Transmittal the undersigned acknowledges that it is tendering all Shares referenced in this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Arizona Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Enghouse Systems Limited, an Ontario corporation ("Enghouse"), the above-described shares of common stock, par value $.01 per share (the "Shares"), of Syntellect Inc., a Delaware corporation ("Syntellect"), pursuant to the Purchaser's offer to purchase all outstanding Shares, at a price of US$0.72 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 13, 2002 (the "Offer to Purchase") and in this Letter of Transmittal. The Offer to Purchase and this related Letter of Transmittal, together with any amendments or supplements to either of them, collectively constitute the "Offer" as used in this Letter of Transmittal. Receipt of the Offer is hereby acknowledged.

     The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of November 5, 2002 (the "Merger Agreement"), among Enghouse, Syntellect and the Purchaser.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints Computershare Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Syntellect, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Stephen Sadler and Neil Shafran in their respective capacities as officers or directors of the Purchaser, and any individual who shall thereafter succeed to any such office of the Purchaser, and any other designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Syntellect's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for purchase and payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for purchase and payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for purchase and payment of such Shares in accordance with the terms of the Offer. Such acceptance for purchase and payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for purchase and payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Syntellect's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for purchase and payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 (Procedures for Accepting the Offer and Tendering Shares) of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for purchase and payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of all of the Shares purchased and/or return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of all of the Shares purchased and/or return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (see Instructions 5, 6 and 7)

     To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates representing Shares not tendered or accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: [ ] check   [ ] certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                 (Please print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include zip code)

--------------------------------------------------------------------------------
              (Taxpayer identification or Social Security Number)



          (Also complete Substitute Form W-9 below)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 5, 6 and 7)

     To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates representing Shares not tendered or accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered".

Mail: [ ] check   [ ] certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                 (Please print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include zip code)

                                   IMPORTANT
                             STOCKHOLDER: SIGN HERE

    (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated: ------------, 2002

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and provide the information described in Instruction 5.)


Name(s): -----------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title): ---------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area code and telephone number: ------------------------------------------------


Taxpayer identification or Social Security
Number: --------------------------------------------------
                                   (SEE SUBSTITUTE FORM W-9)




                           GUARANTEE OF SIGNATURE(S)
                   (If required -- see Instructions 1 and 5)

Authorized
signature(s): ----------------------------------------------------------

Name: --------------------------------------------------------------------------

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area code and telephone number: ------------------------------------------------

Dated: ------------, 2002

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of the Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution", as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 (Procedures for Accepting the Offer and Tendering Shares) of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in Section 1 (Terms of the Offer) of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 (Procedures for Accepting the Offer and Tendering Shares) of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK IF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE IF A BOOK-ENTRY TRANSFER, RECEIPT OF A BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares being tendered and any other required information should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s), without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     IF ANY OF THE TENDERED SHARES ARE REGISTERED IN DIFFERENT NAMES ON DIFFERENT CERTIFICATES, IT WILL BE NECESSARY TO COMPLETE, SIGN AND SUBMIT AS MANY SEPARATE LETTERS OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS ON CERTIFICATES.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. If Share Certificates are delivered to the Depositary separately or at different times, or if the name reflected on Share Certificates delivered at the same time do not match exactly, then a properly executed Letter of Transmittal must accompany each delivery and, within each delivery, each set of Share Certificates with identical holder names.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, Internal Revenue Service ("IRS") Form W-8BEN or W-8ECI and the Guidelines for Request for Taxpayer Identification Number and Certification of Substitute Form W-9 may be directed to the Information Agent at the address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

     9. WAIVER OF CONDITIONS. Subject to the terms and conditions of the Merger Agreement, the Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered (other than the Minimum Condition, as defined in the Offer to Purchase) without Syntellect's consent.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify MacKenzie Partners, Inc., in its capacity as Information Agent for the Shares (toll-free telephone number: (800) 322-2885). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED.

     11. SUBSTITUTE FORM W-9; FIRPTA WITHHOLDING. A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out Item (Y) of Part 3 of the Certification Box of Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to Federal income tax withholding of 30% of any payments made to the stockholder pursuant to the Offer, but such withholdings will be refunded if the tendering stockholder provides a completed Substitute Form W-9 within 60 days of the date the Purchaser accepts for payment the Shares tendered herewith.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign stockholders should submit an appropriate and properly completed IRS Form W-8BEN or W-8ECI, copies of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Request for Taxpayer Identification Number and Certification of Substitute Form W-9" for more instructions. Further, under the Foreign Investment in Real Property Tax Act ("FIRPTA"), the Depositary may be required to withhold from persons who are not United States citizens 10% of the amount of any payments pursuant to the Offer. A tendering stockholder is required to complete and provide to the Depositary the FIRPTA Affidavit included in this Letter of Transmittal certifying such tendering stockholder's taxpayer identification number and address and that the tendering stockholder is not a foreign person. Failure to so complete and provide the FIRPTA Affidavit may result in the Purchaser's withholding of federal income tax in an amount equal to 10% of the Offer Price.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under the United States federal income tax laws, payments for Shares pursuant to the Offer may be subject to backup withholding. Each stockholder who would like to avoid backup withholding should provide the Depositary (as payer) with such stockholder's correct TIN (or with a certification that such stockholder is awaiting a TIN) and with a certification that such stockholder is not subject to backup withholding by completing Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. If such stockholder is subject to backup withholding, such stockholder must cross out Item (Y) of Part 3 on Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, such stockholder may be subject to a US$50 penalty imposed by the IRS.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are exempt from the backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding or Form W-8ECI, Certificate of Foreign Person's Claim of Exemption from Withholding on Income Effectively Connected with Conduct of a Trade or Business in the United States, signed under the penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Depositary. Exempt stockholders, while not required to file Substitute Form W-9, should file Substitute Form W-9 to avoid possible erroneous backup withholding. See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification of Substitute Form W-9 for additional instructions.

     Stockholders that are foreign persons may be subject to FIRPTA withholding of 10% on any payments for Shares pursuant to the Offer and/or the Merger. Stockholders that are not foreign persons may be able to avoid withholding under FIRPTA by completion and delivery to the Depositary of the FIRPTA Affidavit included in this Letter of Transmittal. Additionally, any purchases of Shares pursuant to the Offer and/or the Merger may not be subject to withholding obligations under FIRPTA depending on the volume of recent trading in the Shares.

     If backup withholding applies, the Depositary will be required to withhold 30% of any payments made for Shares pursuant to the Offer. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of the stockholder's tax liability, with the outstanding tax liability of stockholders subject to backup withholding reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF FIRPTA AFFIDAVIT

     To prevent withholding of tax pursuant to Section 1445 of the Internal Revenue Code, each tendering stockholder who or which is a United States person should certify, under penalties of perjury, the stockholder's TIN and address, and that the stockholder is not a foreign person. In addition, if the stockholder is a corporation, it is required to certify its jurisdiction of incorporation the stockholder.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments for Shares pursuant to the Offer, the stockholder must notify the Depositary of such stockholder's correct TIN by completing Substitute Form W-9 below and certifying on Substitute Form W-9 that it is a United States person (including a U.S. citizen or resident alien) and that the TIN provided is correct (or that such stockholder is awaiting a TIN). In addition, the stockholder is required to certify on Substitute Form W-9 that
(i) it is exempt from backup withholding, or (ii) it is not subject to backup withholding due to prior under reporting of interest or dividend income or (iii) the IRS has notified it that it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN of the record owner of the Shares. If such record owner is an individual, the TIN is the taxpayer's social security number. For most other entities, the

TIN is the employer identification number. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional guidelines on what number to report. If the Depositary is not provided with the correct TIN in connection with such payments, the stockholder may be subject to a penalty imposed by the IRS.

                                FIRPTA AFFIDAVIT

                          (for individual transferor)
                      ------------------------------------

     Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person.

     To inform the Purchaser (the transferee) and Enghouse that withholding of a tax is not required upon my disposition of a U.S. real property interest, I, ------------------------, hereby certify the following:

          1. I am not a nonresident alien for purposes of U.S. income taxation;

          2. My U.S. taxpayer identifying number (Social Security Number) is --------------------------; and

          3. My home address is

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
             .

     I understand that this certification may be disclosed to the Internal Revenue Service by the Purchaser and Enghouse and that any false statement I have made here could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

                                          SIGNATURE:
                                          --------------------------------------

                                          NAME:
                                          --------------------------------------

                                          DATE:
                                          --------------------------------------

                                FIRPTA AFFIDAVIT

                     (or non-individual/entity transferor)
                      ------------------------------------

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.

     To inform the Purchaser (the transferee) and Enghouse that withholding of tax is not required upon the disposition of a U.S. real property interest by ------------------------------------ (name of transferor), the undersigned hereby certifies the following on behalf of ------------------------------------ (name of transferor):

     1.
     ----------------------------------------- (name of transferor) is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2.
     -----------------------------------------'s U.S. employer identification number is
------------------------; and

     3.
     -----------------------------------------'s office address is

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

     ----------------------------------------- (name of transferor) understands that this certification may be disclosed to the Internal Revenue Service by the Purchaser and Enghouse and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of
------------------------------------ (name of transferor).

                                          SIGNATURE:
                                          --------------------------------------

                                          NAME:
                                          --------------------------------------

                                          TITLE:
                                          --------------------------------------

                                          DATE:
                                          --------------------------------------

--------------------------------------------------------------------------------

PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK
SUBSTITUTE FORM W-9
                                Name ------------------------------
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE        Address ------------------------------
                                (Number and Street) ------------------------------
                                (Zip Code)------------------------------
                                (City)------------------------------
                                (State)------------------------------
                                ----------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR             PART 1(A) -- PLEASE PROVIDE
TAXPAYER IDENTIFICATION         YOUR TIN IN THE BOX AT RIGHT    TIN:
NUMBER ("TIN")                  AND CERTIFY BY SIGNING AND      ------------------------------
                                DATING BELOW.                       (Social Security Number or
                                                                Employer Identification No.)
                                ----------------------------------------------------------------------------------------------
                                PART 1(B) -- PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED
                                FOR, AND ARE AWAITING RECEIPT OF,
                                YOUR TIN                          [ ]
                                ----------------------------------------------------------------------------------------------
                                PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE
                                WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)
                                ----------------------------------------------------------------------------------------------
                                PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY
                                THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                Internal Revenue Service (the "IRS") that I am subject to
                                backup withholding as a result of a failure to report all
                                interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and (Z) I am a
                                United States person (including any United States citizen or resident alien).
                                ----------------------------------------------------------------------------------------------
SIGN HERE:                      SIGNATURE ------------------------------
                                DATE ------------------------------

----------------------------------------------------------------------------------------------

     CERTIFICATION OF INSTRUCTIONS -- You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.


----------------------------------------------------------------------------------------------

                    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Payer by the time of payment, 30% of all reportable payments made to me pursuant to the Offer will be withheld.


Signature:                                                      Date:
--------------------------------------------------------------  ------------------------------
----------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY
      PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
      REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR
      ADDITIONAL DETAILS.


     Manually signed facsimile copies of this Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stock-holder of Syntellect or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth on the first page.

     Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at the telephone numbers and location listed below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                       Email: proxy@mackenziepartners.com